SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 7th of June, 2004.

                                         SYNOVUS FINANCIAL CORP.
                                                (Registrant)


                                         By: /s/James H. Blanchard
                                           -----------------------
                                         James H. Blanchard,
                                         Principal Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Richard E. Anthony, and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/James H. Blanchard                              Date: June 7, 2004
-----------------------------------------
James H. Blanchard,
Principal Executive Officer and Director


/s/James D. Yancey                                 Date: June 7, 2004
-----------------------------------------
James D. Yancey,
Chairman of the Board


/s/Richard E. Anthony                              Date: June 7, 2004
-----------------------------------------
Richard E. Anthony,
President and Director


                                   Exhibit 24

/s/Thomas J. Prescott                              Date: June 7, 2004
-----------------------------------------
Thomas J. Prescott,
Executive Vice President,
Principal Accounting and Financial
Officer


/s/Daniel P. Amos                                  Date: June 7, 2004
-----------------------------------------
Daniel P. Amos,
Director


-----------------------------------------          Date: _________, 2004
Joe E. Beverly,
Director


-----------------------------------------          Date: _________, 2004
Richard Y. Bradley,
Director


-----------------------------------------          Date: _________, 2004
Frank W. Brumley,
Director


-----------------------------------------          Date: _________, 2004
Elizabeth W. Camp,
Director


-----------------------------------------          Date: _________, 2004
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                        Date: June 7, 2004
-----------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/T. Michael Goodrich                             Date: June 7, 2004
-----------------------------------------
T. Michael Goodrich,
Director


/s/V. Nathaniel Hansford                           Date: June 7, 2004
-----------------------------------------
V. Nathaniel Hansford,
Director

/s/John P. Illges, III                             Date: June 7, 2004
-----------------------------------------
John P. Illges, III,
Director


-----------------------------------------          Date: _________, 2004
Alfred W. Jones III,
Director


/s/Mason H. Lampton                                Date: June 7, 2004
-----------------------------------------
Mason H. Lampton,
Director


/s/Elizabeth C. Ogie                               Date: June 7, 2004
-----------------------------------------
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                    Date: June 7, 2004
-----------------------------------------
H. Lynn Page,
Director


-----------------------------------------          Date: _________, 2004
J. Neal Purcell,
Director


/s/Melvin T. Stith                                 Date: June 7, 2004
-----------------------------------------
Melvin T. Stith,
Director


/s/William B. Turner, Jr.                          Date: June 7, 2004
-----------------------------------------
William B. Turner, Jr.,
Director



filings\snv\conf33.doc